Notes Receivable	9 Months Ended
Sep. 30, 2022
Receivables [Abstract]
Notes Receivable	Notes Receivable
SPAC Sponsor Notes to MEOA
In August 2022, the Company’s subsidiary, SPAC Sponsor, entered into a promissory note with MEOA for a loan in the amount of $1,265,000. The entire principal amount of this note will be used solely for purposes of making a payment pursuant to the Investment Management Trust Agreement dated August 25, 2021 by and between MEOA and Continental Stock Transfer & Trust Company, a New York limited liability trust company, for an extension of consummation of an initial business combination. Such note is payable upon consummation of MEOA’s initial business combination, without interest, or, at the SPAC Sponsor’s discretion, would be convertible into warrants of MEOA at a price of $1.00 per warrant.
In February, March 2022 and September 2022, the Company’s subsidiary, SPAC Sponsor, in connection with the MEOA Commitment Agreement, entered into promissory notes with MEOA for a loan in the aggregate amount of $500,000. Such note is payable upon consummation of MEOA’s initial business combination, without interest, or, at the SPAC Sponsor’s discretion, would be convertible into warrants of MEOA at a price of $1.00 per warrant. If MEOA does not complete a business combination in the required timeframe such note would be forgiven.
Gryphon Promissory Note
In July 2021, the Company entered into a Promissory Note and Security Agreement with Gryphon, which was amended on August 30, 2021, September 29, 2021, and further amended on December 29, 2021 (the “Gryphon Note” as amended). The Gryphon Note, pursuant to which the Company agreed to loan in the aggregate to Gryphon $12.5 million, has a payment schedule whereby the principal and accrued interest shall be due and payable commencing on completion of the Merger Agreement, to be forgiven if the Merger Agreement is terminated. In January 2022, the Company advanced to Gryphon $2.5 million per the terms of Gryphon Note, as amended. The Gryphon Note bore interest at the rate of 9.5% per annum. On April 4, 2022, the Merger Agreement was terminated and the Gryphon Note was forgiven and $13.1 million, including interest, was written off to other expense during the second quarter of 2022. As of September 30, 2022 and December 31, 2021, the outstanding Gryphon Note balance, including accrued interest, was nil and $10.3 million, respectively.
Rainmaker Promissory Note
In September 2020, the Company entered into a Senior Secured Convertible Promissory Note with Rainmaker (the “Rainmaker Note”), pursuant to which the Company loaned Rainmaker the principal amount of $3.1 million. The Rainmaker Note is secured as a registered lien under the Uniform Commercial Code and the Personal Property Security Act (Ontario) against the assets of Rainmaker and bears interest at the rate of 10.0% per annum. The principal and interest accrue monthly and are due and payable in full on September 14, 2023. As of September 30, 2022 and December 31, 2021, the outstanding Rainmaker Note balance, including accrued interest, was $3.7 million and $3.5 million, respectively.